BLACKROCK EUROFUND

(the “Fund”)

Supplement dated June 20, 2017 to

the Summary Prospectus dated October 28, 2016, as supplemented to date

Effective June 23, 2017, the following changes are made to the Fund’s Summary Prospectus:

The section of the Summary Prospectus entitled “Key Facts About BlackRock EuroFund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Nigel Bolton	2010	Managing Director of BlackRock, Inc.
Brian Hall	2017	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-EF-0617SUP